Exhibit 99.1

February 4, 2002

Dear Valued Shareholder of High Speed Net Solutions, Inc. d/b/a Summus:

This letter is the fifth in a series of regular reports about our progress in meeting business goals and enhancing shareholder value. Here are some of the highlights of our recent efforts:

Business Development Activities

The Company’s primary business development activities are in three areas:

  Launch of its wireless and mobile business;
  Expansion of the existing government business with a focus on Homeland Security; and
  Launch of a joint venture to pursue imaging opportunities in the medical field.

Wireless and Mobile Business Development

In our last letter, we reported that we had an understanding with a market-leading cellular operator to deploy Summus’s first-out application as part of a planned launch of the carrier’s enhanced network services. The actual rollout of Summus’s first-out application is contingent upon Summus attaining platform certification to deploy on the carrier’s network. Rollout is anticipated late in the first quarter of 2002, and we believe we are on target to meet this goal; however, the rollout timeframe is ultimately controlled by the carrier.

Summus has also been in discussions with several blue-chip content developers and aggregators regarding the bundling of valuable content libraries with our wireless and mobile device applications. Bundled content and access to premium content are intended to be part of Summus’s applications - especially our more robust offerings anticipated in the second half of 2002. As discussed below, we have entered into a revenue sharing arrangement with ZIO Interactive.

Summus has been negotiating with two worldwide leaders in branded media content to develop custom wireless multimedia applications to be distributed by cellular operators. We have received the application requirements and are in the evaluation process. We are anticipating that each of these media companies will deploy applications during the first half of 2002.

We have completed negotiations with a major entertainment company to distribute our applications directly to its customer base of over 10 million people. We are waiting on the final approval from their board of directors, and once approved, we will begin implementation in the latter half of 2002.

434 Fayetteville Street, Suite 600, Raleigh NC  27601
Main:  919.807.5600  •  Fax:  919.807.5601  •  Toll Free:  877.463.3253
www.summus.com

We are also in the process of negotiating with a large OEM manufacturer of digital cameras to integrate our BlueFuelTM solutions.

ZIO Interactive Revenue-Sharing Agreement

On December 21, 2001, Summus entered into an agreement with ZIO Interactive to co-develop and resell ZIO games in the United States. ZIO is one of the leading providers of gaming software for mobile and wireless devices, such as handheld computers, PDA’s and mobile phones. According to the terms of the agreement, Summus will work with ZIO to enhance ZIO's existing and future mobile games with the BlueFuelTM architecture. As part of the agreement, Summus will act as a reseller of ZIO games, both BlueFuelTM-enhanced and standard, in the U.S. market, and ZIO will promote and market BlueFuelTM -enhanced games in Korea. Initially, the companies will focus on ZIO games developed for QUALCOMM's BREWTM application platform as a quick path to revenue generation. This agreement also incorporates a revenue-sharing model for all ZIO games in which Summus acts as the reseller in the United States.

Announcement of Strategic Partnership with Samsung

Summus announced on January 18, 2002, a strategic relationship agreement with Samsung Electronics America, Inc. Under this agreement, Summus and Samsung are to jointly develop, market and generate business opportunities for the Wireless Network and Set-Top Box markets. As an initial part of the agreement, Samsung has contracted Summus to begin development of a cutting-edge solution to meet some of the strict requirements of today's multimedia solutions. Samsung will lead the marketing and sales efforts to profitably grow market share in the Wireless Network and Set-Top Box markets. Since signing the agreement, Samsung has presented two targeted projects that we are actively working on to further define and develop solutions in the Wireless Network and Set Top Box markets.

Government and Homeland Security Progress

Our government business is a strategic component to help subsidize the costs of research required to launch commercial products. I have focused our efforts around Homeland Security and sensor development opportunities. We are waiting to receive confirmation on our project proposals submitted to the government to develop specific applications to enhance security at transportation centers around the world. We are also working closely with our partners in the photo-identification space to close opportunities and increase revenues. I am excited to see the revenue potential increasing as our photo identification solutions evolve. In addition to our Homeland Security initiatives, we have received confirmation that a program to develop sensors with a major defense contractor was approved in the last congressional budget. We are working closely with this contractor and anticipate kicking off this program in the second quarter of 2002. Our efforts in this sector have a direct impact on our solutions for the mobile and wireless sector. Many of the ideas, techniques and solutions have grown from opportunities in our government business. I look forward to leveraging this aspect of our business as we move forward.

Medical Joint Venture

We have negotiated a Memorandum of Understanding with a partner to spin out and grow a business focused on imaging and diagnostic capabilities in the medical sector. I feel this joint venture is extremely important. Our intent is to pursue markets with our solutions while increasing shareholder value by taking advantage of opportunities and not distracting the core focus of our business. The board of directors looks forward to approving this and moving forward as soon as our capital requirements are secured.

Product Development Progress

We continue to focus our product development resources on adapting or "porting" BlueFuelTM based solutions to the QUALCOMM BREWTM platform. The BREWTM platform provides a standard programming environment that gives software developers the tools to create wireless applications and services that can be offered by wireless carriers to their customers. Our participation in QUALCOMM’s program, designed to support developers of BREWTM-compatible wireless applications, has had the indirect benefit of providing us with introductions to other developers and content providers.

We also initiated discussions with a manufacturer of next-generation personal digital assistants (PDAs). The manufacturer has decided to embed the BlueFuelTM platform and related solutions in its PDAs as a key competitive differentiator; we are in the process of working out the best approach to close this opportunity.

We are aggressively pursuing the development of a J2ME solution. This solution is targeted for rollout early in the third quarter of 2002. Our development team is currently ahead of schedule and has produced demonstrations to support our business development efforts with carriers.

Summus Submits End-User Application for BREW Certification

Summus announced on December 27, 2001, that it had submitted a mobile application to QUALCOMM for TRUE BREWTM testing. The mobile application is designed to enable instant exchange of information. Initially, the application will focus on text and image information.

QUALCOMM carrier-partners require testing before they will introduce an application onto their networks. We received feedback from NSTL, Inc., a fully independent testing laboratory contracted by QUALCOMM to test BREWTM applications. There were several minor areas that required addressing. We have completed the revisions necessary, and we used this opportunity to add additional functionality originally planned for a later release of the application. Our plan is to resubmit by the first part of February. With this, our development is still on schedule. In addition, we are currently evaluating a ZIO game for submission to BREWTM certification. We anticipate having this second application ready for submission in the next several weeks.

Special Shareholder Meeting

We will hold a special shareholders meeting on Wednesday, February 27, 2002, at 10:00 a.m. (EST) at the Holiday Inn – Research Triangle Park located at 4810 Page Road, Research Triangle Park, North Carolina. I encourage all of our shareholders to attend this meeting. We will begin mailing proxy statements and proxy cards to our shareholders on or about February 6, 2002. If you cannot attend the special shareholders meeting in person, please vote your shares on your proxy card and return it in the envelope that will be provided. It is important that your shares be represented at this meeting.

At the special meeting, we will be voting on two items. The first is an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares. We must have these shares available to:

  acquire other companies or their assets;
  provide for the conversion of certain securities into our common stock;
  raise additional capital through the sale of equity to fund business operations; and
  provide equity incentives to our employees.

Other than our capital raising activities, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought; however, the Board of Directors believes that if an increase in the number of authorized shares of common stock were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could significantly impair our ability to meet financing requirements or other objectives.

The other item to be voted on will be an amendment to our Articles of Incorporation to formally change our name from High Speed Net Solutions, Inc., to Summus, Inc. We feel that the name Summus, Inc. will provide us with more credibility in the commercial sector as we seek to make inroads into the mobile and wireless markets. In connection with the name change, we will also make application to change our trading symbol on the OTC Bulletin Board.

The site we have selected for the meeting is close to the Raleigh-Durham Airport for those of you coming from out of town. We have reserved several rooms at the Holiday Inn – Research Triangle Park. If you would like to reserve a room, please contact Lynn Thomas at (800) 648-0964. Once you receive your proxy statement in the mail, please contact Don Locke at (919) 807-5623 or by e-mail at don.locke@summus.com if you have any questions.

Capital Raising

We continue to offer and sell our securities in private placement transactions as a means of supplementing our revenue stream in order to finance our operations. Now that Summus’s common stock is quoted on the OTC Bulletin Board, I believe that we will have more opportunities to attract larger investments from institutional investors. Our fund-raising efforts have been successful thanks to our existing shareholder base. We are striving to attract new investors to Summus, and I am confident that we will continue to attract investment capital while we grow our revenues to sustain operations and achieve profitability.

Filing of Selling Shareholder Registration Statement

We have continued to work with our outside counsel and other outside professionals to finalize and file a registration statement on Form S-1 covering the shares of common stock (including shares underlying outstanding warrants and options) that were issued with registration rights. Due to Summus’s limited financial resources, we have been unable to complete the filing of the Form S-1. In accordance with SEC rules and regulations, we will need to include audited financial statements for the year ended December 31, 2001 in the Form S-1. Our goal is to engage our auditors and finalize the audited financial statements for the year ended December 31, 2001, as quickly as possible. Once this is accomplished , we will use our best efforts to have the Form S-1 filed as soon as possible. Once filed, the Form S-1 may be subject to review by the SEC before it can be declared effective. I am fully aware that this is one of the top priorities, and I will keep you informed of our progress. Because of the many questions we have received from shareholders, we have posted on our website a "Frequently Asked Questions" section on the mechanics of the registration process and the resale of shares of common stock under the registration statement. I hope this addresses any questions you continue to have concerning the registration process. If not, please feel free to contact Don Locke at (919) 807-5623 or by e-mail at don.locke@summus.com.

Intellectual Property

I recognize that our intellectual property is one of our most valuable assets. We continue to work closely with the law firm of Pennie & Edmonds to file patent applications and implement an internal process for improving and accelerating the idea-to-patent application process. To date, we have filed 14 provisional patents and are working with Pennie & Edmonds to develop these into formal patent applications within the one-year time period allowed by law. Our provisional patent filings protect us in moving our business plan forward and have been focused on securing intellectual property control for several of the differentiating ideas, concepts and technology in the BlueFuelTM line of products.

Board of Directors and Advisory Board

We continue to search for and evaluate candidates for our Board of Directors and our Advisory Board. We are taking great care to add people in these positions who bring expertise in the areas of business, finance, and technology that can help us advance our goals and increase the value to our shareholders. We are actively talking with several seasoned individuals, and I hope they will have the ability to join our boards shortly.

As I have mentioned in the past, all of us at Summus feel that it is very important to communicate effectively with our shareholders. We have set up an e-mail address at shareholders@summus.com for you to post your questions or concerns. We will endeavor to answer your questions and will update the "Frequently Asked Questions" section on our website. I encourage and welcome your input.

I appreciate your support of Summus, and I look forward to seeing you at the special shareholder meeting on February 27.

Sincerely,

Bjorn D. Jawerth
Chairman and CEO

This shareholder letter contains statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, including but not limited to the development of technology and efforts to patent the same, the wireless and mobile market for multimedia applications, the status and possible outcomes of discussions with cellular operators, content providers and wireless device manufacturers, our capital raising efforts and other business plans, are not based on historical fact, but rather reflect Summus’s current expectations concerning future events. By their nature, these forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Summus to be different from those projected in any forward-looking statements. The following important factors, among others, may cause actual results or developments to differ materially from those expressed or implied by the forward-looking statements: (1) a lack of sufficient financial resources to implement Summus's business plan, which has resulted in Summus's receiving a "going concern" opinion from its independent accountant with respect to its audited financial statements as of and for the period ended December 31, 2000; (2) Summus's dependence on the continued growth in demand for wireless Internet usage; (3) the rapid pace of technological developments in the wireless communications industry, particularly with respect to the availability of greater capacity or faster transmission speeds (also known as "broadband" transmission); (4) the degree of market acceptance of Summus as a viable wireless technology provider and of its wireless data services, including wireless e-mail; (5) technological competition, which creates the risk of Summus's technology being rendered obsolete or noncompetitive; (6) the lack of patent protection with respect to Summus's technology; (7) potential infringement of the patent claims of third parties; and (8) Summus's dependence on its key personnel and the risk of the loss of their services. Summus hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances.

BlueFuel, is a trademark of High Speed Net Solutions, Inc. All other company or product names are trademarks and/or registered trademarks of their respective owners.